                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of Earliest Event Reported) May 19, 2003
                                                           ------------



                          Registrant, State of Incorporation, Address of
Commission File           Principal Executive Offices and Telephone                  I.R.S. employer
Number                    Number                                                     Identification Number

1-08788                   SIERRA PACIFIC RESOURCES                                   88-0198358
                          P.O. Box 10100
                          (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011

0-00508                   SIERRA PACIFIC POWER COMPANY                               88-0044418
                          P.O. Box 10100
                          (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011




                                      None
-------------------------------------------------------------------------------
     (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  OTHER EVENTS

On May 19, 2003, Sierra Pacific Resources ("SPR"), the parent corporation of Sierra Pacific Power Company (the "Company"), issued a press release announcing that the Public Utilities Commission of Nevada ("PUCN") approved the previously-announced stipulated agreement that gives electric ratepayers served by the Company in northern Nevada a rate decrease of $9.8 million, or an overall
1.4 percent decrease, beginning June 1, 2003.

The agreement reached by SPR, the staff of the PUCN, the State Attorney General's Bureau of Consumer Protection, and a coalition of major utility customers also calls for a rate decrease of $19.8 million, or an overall 2.7% decrease, the following year, commencing June 1, 2004. The agreement was filed with the PUCN last week as the PUCN was due to begin hearings in the Company's annual deferred energy case.

The stipulated agreement also included the following significant provisions:

- The Company will reduce its deferred energy balance by $45 million dollars, from a balance of approximately $15.4 million collectible from customers to a balance of approximately $29.6 million payable to customers. This will result in an after tax write-off of approximately $29.3 million for the Company.

- The Company will discontinue accruing carrying charges on deferred energy balances that it is already collecting from customers and on the $29.6 million amount payable to customers as a result of this decision.

- The Company's base tariff energy rate will remain at the rate currently in effect.

- Contingent contract termination payments are deferred for consideration to a future Company filing.

- All parties to the stipulation agree to commence discussions no later than July 1, 2003, to address the merits of performance based ratemaking.

- The parties have consented to the dismissal of the civil cases on file with the First Judicial District Court in Nevada that address the PUCN decision on the Company's previous deferred energy filing.

A copy of the press release, dated May 19, 2003, is attached as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


     (a) Financial Statements of Businesses Acquired.
         -------------------------------------------

         Not required

     (b) Pro forma financial information.
         -------------------------------

         Not required

     (c) Exhibit.
         -------

         99.1 Sierra Pacific Resources- Press Release issued May 19, 2003

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     SIERRA PACIFIC RESOURCES
                                                     ------------------------
                                                        (Registrant)

Date:        May 20, 2003                     By: /s/ John E. Brown
             ------------                        -------------------------------
                                                      John E. Brown
                                                      Vice President, Controller


                                                    SIERRA PACIFIC POWER COMPANY
                                                    ----------------------------
                                                        (Registrant)

Date:        May 20, 2003                     By: /s/ John E. Brown
             ------------                        -------------------------------
                                                      John E. Brown
                                                      Vice President, Controller

                                  EXHIBIT INDEX

Exhibit 99.1

     Sierra Pacific Resources- Press Release issued May 19, 2003.